Exhibit 10.81

SECOND AMENDMENT
Dated as of August 1, 2016
to
SALE AGREEMENT
Dated as of August 31, 2012
This SECOND AMENDMENT (this “Amendment”) dated as of August 1, 2016 is entered into among ASHLAND INC., a Kentucky corporation (“Ashland”), ASHLAND SPECIALTY INGREDIENTS G.P., a Delaware general partnership, and VALVOLINE LLC, a Delaware limited liability company (each, an “Originator” and collectively, the “Originators”), and CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”).
RECITALS
WHEREAS, the parties hereto have entered into that certain Sale Agreement dated as of August 31, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Sale Agreement”);
WHEREAS, concurrently herewith, certain of the parties hereto are entering into that certain Joinder Agreement (“Joinder”) by which Valvoline LLC (“Valvoline”) agrees to become an Originator and to be bound by the terms of the Sale Agreement, the Second Tier Agreement (as defined in the Sale Agreement) and each of the other Transaction Documents;
WHEREAS, concurrently herewith, the parties to the Second Tier Agreement (as defined in the Sale Agreement) are entering into that certain Eleventh Amendment thereto (the “TAA Amendment”), pursuant to which, among other things, the Agent, the Managing Agents or the Investors (in each case, as such terms are used in the Sale Agreement) are consenting to this Amendment; and
WHEREAS, the parties hereto desire to amend the Sale Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Transaction Documents.
SECTION 2.     Amendments to the Sale Agreement. The Sale Agreement is hereby amended as follows:
2.1.    Schedule I is amended as set forth on Annex 1 attached hereto.

2.2.    Schedule II to the Sale Agreement is amended as set forth on Annex 2 attached hereto.
SECTION 3.     TAA Amendment. The parties hereto acknowledge, consent and agree to the terms of the TAA Amendment.
SECTION 4.     Representations and Warranties. Each Originator and the SPV, as to itself, hereby represents and warrants to each of the other parties hereto as follows:
4.1.    the representations and warranties of such Person set forth in the Transaction Documents to which it is a party (as amended hereby) are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and
4.2.    this Amendment constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION 5.     Reference to the Effect on the Transaction Documents.
5.1.    On and after the effectiveness of this Amendment, each reference in the Sale Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Sale Agreement, and each reference in each of the other Transaction Documents to “the Sale Agreement”, “thereunder”, “thereof” or words of like import referring to the Sale Agreement, shall mean and be a reference to the Sale Agreement, as amended by this Amendment.
5.2.    The Sale Agreement and each of the related documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all aspects ratified and confirmed. The covenants and other obligations of the SPV and each Originator (each in any capacity) shall continue under the Transaction Documents.
5.3.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, any of the Investors or any Indemnified Party under the Sale Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Sale Agreement or any other Transaction Document.
SECTION 6.     Effectiveness. This Amendment shall become effective as of the date hereof upon:
(i) the Agent’s receipt of counterparts hereto duly executed by each of the parties hereto;     and

(ii) effectiveness of the TAA Amendment in accordance with its terms.
SECTION 7.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Sale Agreement.
SECTION 8.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401-1 AND 5-1401-2 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 9. Transaction Document. This Amendment shall be deemed to be a Transaction Document for all purposes of the Agreement and each other Transaction Document.
SECTION 10.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Sale Agreement or any provision hereof or thereof.
SECTION 11.     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
CVG CAPITAL III LLC,
as SPV

/s/ Asad P. Lodhi
By:______________________________________
Name:     Asad P. Lodhi
Title:    President

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721113001 12405988    S-1    Ashland/CVG III Second Amendment
First Tier Agreement / Sale Agreement

ASHLAND INC.,
individually and as Originator

/s/ Eric N. Boni
By:_______________________________________
Name:    Eric N. Boni
Title:    Vice President and Treasurer

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721113001 12405988    S-2    Ashland/CVG III Second Amendment
First Tier Agreement / Sale Agreement

ASHLAND SPECIALTY INGREDIENTS G.P., as Originator

    /s/ Eric N. Boni
By:_______________________________________
Name:     Eric N. Boni
Title:    Vice President-Finance

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721113001 12405988    S-3    Ashland/CVG III Second Amendment
First Tier Agreement / Sale Agreement

VALVOLINE LLC,
as Originator

    /s/ Laura I. Pentova
By:_______________________________________
Name:     Laura I. Pentova
Title:    Secretary

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721113001 12405988    S-4    Ashland/CVG III Second Amendment
First Tier Agreement / Sale Agreement